UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
On July 12, 2026, Compass Group Diversified Holdings LLC (the “Company”) and Compass Group Management LLC (the “Manager”) entered into the Ninth Amended and Restated Management Services Agreement (the “Ninth MSA”), which amends and restates the Eighth Amended and Restated Management Services Agreement between the Company and the Manager. The Ninth MSA revises the management fee and incentive compensation structure effective January 1, 2027, as described below.
The terms of the Ninth MSA were approved by the Compensation Committee and by the Nominating and Corporate Governance Committee (as a related-party transaction), each composed solely of independent directors, and were approved by the Board of Directors. Directors affiliated with the Manager did not participate in the Board's negotiation, consideration or approval of the Ninth MSA.
Beginning in 2027, the annual base management fee will equal 1.25% of the first $3.0 billion of Adjusted Net Assets (as defined in the Ninth MSA), 1.125% of Adjusted Net Assets between $3.0 billion and $5.0 billion and 1.0% of Adjusted Net Assets above $5.0 billion. The 2027 base management fee will be capped at $30.0 million.
The existing incentive management fee structure will be replaced by an annual Share Alignment Award, equal to 0.125% of the Company's Average Adjusted Net Assets for the preceding fiscal year, and an annual Performance-Based Award, with a target opportunity of the same amount. For 2027, the Share Alignment Award will be paid in cash, and the Performance-Based Award will track the value of CODI common shares and be settled in cash. The Performance-Based Award will be based 70% on CODI’s total shareholder return relative to the S&P SmallCap 600 Index, with target performance at the 60th percentile and subject to a requirement that absolute total shareholder return for the period not be negative and, for 2027, a $17.25 dividend-adjusted stock-price threshold, and 30% on Company-level adjusted EBITDA objectives established by the Compensation Committee.
For fiscal years after 2027, the parties intend to seek shareholder approval of an equity-based structure for the Share Alignment Award and the Performance-Based Award. For any year in which the awards remain cash-based, aggregate management fees will not exceed the amount that would have been payable under the fee provisions of the Eighth Amended and Restated Management Services Agreement, with payment of any excess deferred in accordance with the Ninth MSA.
The Ninth MSA also requires the Manager to maintain share ownership guidelines for senior Manager personnel who provide material services to the Company and confirms that amounts paid or payable under the Ninth MSA will be subject to the Company’s Dodd-Frank clawback policy if and to the extent applicable.
The management fee provisions of the Eighth Amended and Restated Management Services Agreement will remain in effect through December 31, 2026, and the revised management fee provisions of the Ninth MSA will become effective January 1, 2027.
The foregoing description of the Ninth MSA does not purport to be complete and is qualified in its entirety by reference to the Ninth MSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure
On July 13, 2026, CODI issued a press release announcing its entry into the Ninth MSA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s and the Manager’s intention to pursue an equity-based incentive structure for fiscal years after 2027, the timing and receipt of any required shareholder approval, the implementation and terms of any future incentive program and the operation of any cash-based alternative. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate,” the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by management and on information currently available to management. These statements involve risks and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including, but not limited to, risks relating to shareholder approval, applicable legal, tax, accounting and stock exchange requirements, future Company and market performance and the ability of the parties to agree upon and implement a future incentive structure. Please see CODI’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 27, 2026, for other risk factors that should be considered in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. Except as required by law, CODI undertakes no public obligation to update any forward-looking statements to reflect events, circumstances or new information after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1
Ninth Amended and Restated Management Services Agreement by and between Compass Group Diversified Holdings LLC and Compass Group Management LLC, dated as of July 12, 2026 and originally effective as of May 16, 2006.

99.1	Press Release dated July 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer